VANGUARD
MONEY MARKET
FUNDS

VANGUARD PRIME MONEY MARKET FUND
VANGUARD FEDERAL MONEY MARKET FUND
VANGUARD TREASURY MONEY MARKET FUND

[PHOTO]

SEMIANNUAL
REPORT
MAY 31, 1999


[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                     [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        3

                                   REPORT FROM
                                   THE ADVISER
                                        5

                              PERFORMANCE SUMMARIES
                                        7

                                  FUND PROFILES
                                       11

                              FINANCIAL STATEMENTS
                                       13


                         FOR AN UPDATE ON OUR YEAR 2000
                           PREPAREDNESS, SEE PAGE 31.

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                       [PHOTO]
John J. Brennan               John C. Bogle
Chairman & CEO                Senior Chairman

Short-term interest rates rose modestly during the six months ended May 31, 1999, the first half of the fiscal year for the Vanguard Money Market Funds. The Prime Money Market Fund earned a total return of +2.4%--all from interest income--during the period, bringing its return over the past twelve months to +5.1%. Considering the 1.3% rise in consumer prices for the six-month period (2.1% for the past year), our real, or inflation-adjusted, total return was +1.1% for the six months (+3.0% for the year).

       The adjacent table presents the total returns for our funds and for their peers for the half-year and for the past twelve months. We also present their annualized yields as of May 31. During the past six and twelve months, each fund provided what we call the "Vanguard advantage," an edge over its average competitor that results principally from our much lower operating costs. Our cost advantage over the past year amounted to roughly 0.50 percentage point for Prime Money Market Fund shareholders, a bit more than 0.33 percentage point for Federal and Treasury Money Market Fund investors, and 0.25 percentage point for owners of Prime Institutional Shares. The share price of each fund held steady at $1 throughout the period, as is expected but not guaranteed.

----------------------------------------------------------------------------------
                                                   TOTAL RETURNS
                                            PERIODS ENDED MAY 31, 1999
                                 -------------------------------------------------
                                     TWELVE MONTHS                SIX MONTHS
                                 ----------------------     ----------------------
                                               AVERAGE                    AVERAGE
                                 VANGUARD     COMPETING     VANGUARD     COMPETING
  MONEY MARKET FUND                FUND         FUND          FUND         FUND
----------------------------------------------------------------------------------
  Prime                            +5.1%        +4.6%         +2.4%        +2.1%
    (SEC 7-Day Annualized
    Yield: 4.62%)
  Federal                          +5.0         +4.6          +2.4         +2.1
    (SEC 7-Day Annualized
    Yield: 4.60%)
  Treasury                         +4.7         +4.4          +2.2         +2.0
    (SEC 7-Day Annualized
    Yield: 4.28%)
----------------------------------------------------------------------------------
  Prime Institutional Shares*      +5.3%        +5.0%         +2.5%        +2.4%
    (SEC 7-Day Annualized
    Yield: 4.80%)
----------------------------------------------------------------------------------

*Minimum initial investment is $10 million.

THE PERIOD IN REVIEW

The continued strong expansion of the U.S. economy helped boost stock prices during the six months ended May 31 but also resulted in higher interest rates and lower bond prices. Led by a surge in consumer spending that was fueled by high employment and rising incomes, the economy grew at an annualized rate of 6.0% during the fourth quarter of 1998 and at a 4.3% rate during the first quarter of 1999. The overall U.S. stock market, as measured by the Wilshire 5000 Equity Index, gained +13.2% during our fiscal half-year. Large-capitalization stocks, long the market's leader, continued to shine (the Standard & Poor's 500 Composite Stock Price Index gained +12.6%), while small- and mid-cap stocks performed even better; the Wilshire 4500 Equity Index, which tracks all regularly traded U.S. stocks outside of the S&P 500 Index, earned +15.9%.

       Bond prices declined during the six months in response to concern that the economy's strength would trigger higher inflation. Inflation is the bondholder's bane because it erodes the purchasing power of future interest and principal payments. The yield of the benchmark 30-year U.S. Treasury bond rose significantly, from 5.06% at the beginning of the fiscal year to 5.83% as of May
31. The Lehman Brothers Aggregate Bond Index, which has an intermediate-term average maturity and is a good measure of the overall taxable bond market, returned -0.8% for the half-year, as a -3.8% price decline offset interest income of +3.0%.

---------------------------------------------------------
                               ANNUALIZED 7-DAY YIELD
                            -----------------------------
                            MAY 31,   NOV. 30,    MAY 31,
MONEY MARKET FUND            1999       1998       1998
---------------------------------------------------------
Prime                        4.62%      4.98%      5.31%
Federal                      4.60       4.91       5.24
Treasury                     4.28       4.47       4.95
---------------------------------------------------------
Prime Institutional Shares   4.80%      5.16%      5.49%
---------------------------------------------------------

       The annualized 7-day yields of our funds were lower (by 19 to 36 basis points) on May 31 than at the end of the last fiscal year on November 30. This downward shift reflects the fact that money market funds respond to changes in market interest rates with a lag, as the proceeds from maturing investments are reinvested in new holdings. After touching a high of 4.69% on March 1, the 3-month Treasury bill's yield--a good proxy for short-term interest rates--struck its low of 4.27% on April 13. As interest rates move higher, the yield of our funds will trend upward--again, with a modest delay.

IN SUMMARY

Money market funds play a vital role in the portfolio of the sensible investor. These stalwarts of the short-term end of the investing spectrum offer safety, liquidity, and current income. This makes them a suitable investment for short-term goals or for mitigating the risks of stock funds and bond funds in a long-term portfolio.

       As always, we encourage you to thoughtfully craft a balanced investment plan--consistent with your personal goals, time horizon, and tolerance for risk--and then stick with it. We assure you that we will "stay the course" by continuing to focus on providing high-quality, low-cost money market funds.

John C. Bogle                         John J. Brennan
Senior Chairman                       Chairman and
                                      Chief Executive Officer

June 14, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 1999

[PHOTO]

Sentiment shifted on the world's financial markets during the six months ended May 31, 1999. The period began amid lingering anxiety over the state of the world economy. Japan was in recession, economic growth was only sluggish in Europe, and many developing nations were crisis-ridden. The United States was just about the sole bright spot.

       However, as the period progressed and reports showed rapid growth in U.S. business activity, there was an evident reduction in anxiety. Midway through the period, leadership in the U.S. stock market shifted away from a relatively narrow group of large growth stocks regarded as relatively recession-proof and toward cyclical stocks that had been depressed by fears of recession and by falling demand from overseas markets. As confidence in global economic growth grew, interest rates rose and bond prices declined in the United States due to expectations that the Federal Reserve Board would raise interest rates to ward off a potential surge in inflation. Internationally, however, a growing conviction that the worst was over led to solid gains for stock markets in Japan and several emerging markets.

U.S. STOCK MARKETS

Stock prices climbed during the half-year, reflecting the healthy domestic economy and investors' confidence in future growth of corporate profits. The overall market, as measured by the Wilshire 5000 Index, rose 13.2% during the period, while the S&P 500 Index, a barometer for large-capitalization stocks, gained 12.6%.

       During the early part of the semiannual period, stock investors favored large-cap growth stocks--a group perceived as less subject to harm during an economic downturn. In the United States, the Federal Reserve had already cut short-term rates by a total of 0.75 percentage point in the autumn. Foreign central banks continued cutting rates into the new year to combat sluggish economic conditions in Europe, Asia, and Latin America. Late in the semiannual period, U.S. investors were rewarded for their earlier optimism with a series of surprisingly strong gains in corporate earnings--a record percentage of companies in the S&P 500 reported earnings that beat analysts' estimates.

-----------------------------------------------------------------------------
                                                     TOTAL RETURNS
                                               PERIODS ENDED MAY 31, 1999
                                           ----------------------------------
                                           6 MONTHS      1 YEAR      5 YEARS*
-----------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             12.6%        21.0%       25.9%
   Russell 2000 Index                        11.0         -2.7        13.6
   Wilshire 5000 Index                       13.2         17.7        23.8
   MSCI EAFE Index                            4.2          4.7         8.0
-----------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index               -0.8%         4.4%        7.8%
   Lehman 10 Year Municipal Bond Index        0.4          4.6         7.2
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                2.2          4.8         5.2
-----------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.3%         2.1%        2.4%
-----------------------------------------------------------------------------

*Annualized.

       Throughout the period, U.S. consumers provided support for the global economy: Spending by consumers continued to set records, and American households on average spent nearly every dollar of income they earned. The upbeat mood stemmed from a bright employment picture (unemployment hovered near 30-year lows) and rising incomes.

       Improved prospects for global economic growth propelled several formerly lackluster areas of the stock market, particularly commodity-related companies and "cyclical" companies such as machinery, chemical, and paper manufacturers. Higher oil prices, boosted by firmer demand and by agreement among oil-producing nations to limit production, revived the "other energy" and integrated-oils sectors, which gained about 36% and 16%, respectively. Technology stocks, up 26% for the six months, were the market's leaders, but most of the sector's gains came during the first three months of the period. Consumer-staples companies, beset by tough price competition and hurt by the stronger U.S. dollar in Europe, were the worst-performing group in the half-year, down about 7%.

U.S. BOND MARKETS

For bond investors, the powerful economic expansion evident during the half-year was too much of a good thing. Although the inflation rate did not get out of hand--consumer prices rose 1.3% during the six months and were up 2.1% for the twelve months ended May 31--investors were worried that low unemployment (4.2% of the labor force in May) would trigger an acceleration in wages and push up prices.

       Yields on U.S. Treasury bonds, which had fallen during the summer and early fall of 1998 as investors flocked to what they regarded as a haven from instability in other markets, rose by three-quarters of a percentage point or more. The yield of the 30-year Treasury bond rose 77 basis points, to 5.83% on May 31 from 5.06% on November 30, 1998. The yield of the 10-year Treasury rose 91 basis points, to 5.62% from 4.71%. Short-term rates didn't rise as far:
Yields on 3-month T-bills were up on balance by only 15 basis points, to 4.63% on May 31. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 0.8% on a total-return basis, as bond prices declined an average of 3.8%, outweighing the 3.0% in interest income for the period.

       Municipal bonds suffered only modest price declines and outperformed Treasury securities during the period--a switch from the previous six months, when Treasuries were the strongest segment of the bond market.

INTERNATIONAL STOCK MARKETS

Most overseas stock markets generated positive returns during the six months, despite lingering economic weakness in Asia and sluggish growth in most of Europe's developed economies. However, the strong rise in the value of the U.S. dollar against European currencies negated most of the advances in that region for U.S. investors. Emerging markets generally rebounded strongly, having suffered steep losses in 1997 and 1998.

       Overall, the developed markets outside the United States gained 4.2% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region and in emerging markets, where investors saw hopeful signs of economic recovery. The MSCI Pacific Index rose 14.2% in U.S.-dollar terms, despite a continuing recession in Japan. The MSCI Select Emerging Markets Free Index climbed 19.0%. European stocks were up a scant 0.3% in dollar terms, as gains of about 8% in local currencies were diminished by the dollar's rise against the euro--a common currency adopted by 11 nations--and other regional currencies.

REPORT FROM THE ADVISER

[PHOTO]

During the six months ended May 31, 1999, the first half of the fiscal year for the Vanguard Money Market Funds, yields and returns for the Prime, Federal, and Treasury Money Market Funds varied fractionally. Annualized 7-day yields for the three funds now range roughly from 4.25% to 4.80%, with Prime and Federal at the high end and Treasury at the low.

       The Federal Reserve Board had cut short-term interest rates by a total of
0.75 percentage point just before the opening of the funds' fiscal year, and the reinvestment of maturing holdings at lower market rates has caused the funds' yields to gradually adjust downward. After a wild ride for much of 1998, the capital markets have been breathing a collective sigh of relief, reigniting stock markets around the globe and causing U.S. interest rates to rise. If this trend continues, money market fund returns should retrace some of their recent descent.

       The past six months saw an unwinding of the recession fears fostered by last year's global market turmoil. Contrary to the expectations of many, the U.S. economy was relatively untouched by the global financial crisis of 1998. After a minor setback due to uncertainty at the peak of the turmoil, U.S. consumers have vigorously resumed their spending habits. Activity in the housing and auto sectors--catalysts for the entire economy--has been especially robust. Job growth has continued at a rate well in excess of the growth rate for the working-age population, taking unemployment to a rate of 4.2% of the workforce, a level not seen in decades. In response to the economy's stellar performance, bond market participants began to factor in the possibility that the Fed would reverse its autumn 1998 easing of monetary policy, a stance it took in reaction to the financial crisis. Consequently, interest rates have moved higher, especially for intermediate-term bonds and to a lesser extent in the money markets. In May, the Fed officially adopted a bias toward tighter monetary policy, citing concerns about "the potential for a buildup of inflationary imbalances that could undermine the favorable performance of the economy."

       We maintain our long-standing commitment to high credit quality in the Prime Money Market Fund. While the global financial system came through last year's trials in good shape, that experience reinforced our belief that the small slivers of added yield to be had by reaching down the credit-quality scale in money markets are not worth the added risk.

       In anticipation of the Fed's easing of monetary policy last year, we had extended the average maturities of our three funds. This stance bolstered their returns because they were able to hold on to higher-yielding securities a bit longer than competitors with shorter maturities. Given the changes in the market outlined above and our expectation that Fed tightening will cause short-term rates to rise further in the relatively near future, we are changing course by shortening the funds' maturities. This step will make their yields more responsive to changes in market rates.

       While we as fund managers toil to manage risk and to provide competitive returns, we have a very able ally--Vanguard's expense advantage. The lower operating expenses of the Vanguard Money Market Funds versus those of their average peers are a constant, ensuring excellent performance for our shareholders.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John Hollyer, Principal
David R. Glocke, Principal
Vanguard Fixed Income Group

June 10, 1999

INVESTMENT PHILOSOPHY

The funds reflect a belief that the highest level of current income consistent with capital preservation and liquidity can be provided by holding high-quality money market instruments issued by financial institutions, nonfinancial corporations, the U.S. government, and federal agencies.

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

PRIME MONEY MARKET FUND
TOTAL INVESTMENT RETURNS: NOVEMBER 30, 1978-MAY 31, 1999
---------------------------------------------------------
               PRIME MONEY MARKET FUND          AVERAGE
                                                 FUND*
FISCAL      CAPITAL    INCOME       TOTAL        TOTAL
YEAR        RETURN     RETURN       RETURN       RETURN
---------------------------------------------------------
1979        0.0%       10.8%        10.8%        10.5%
1980        0.0        12.8         12.8         12.5
1981        0.0        17.6         17.6         17.5
1982        0.0        13.1         13.1         12.8
1983        0.0         8.9          8.9          8.6
1984        0.0        10.6         10.6         10.1
1985        0.0         8.2          8.2          7.9
1986        0.0         6.8          6.8          6.4
1987        0.0         6.5          6.5          6.0
1988        0.0         7.5          7.5          6.9
1989        0.0         9.4          9.4          8.8
1990        0.0         8.3          8.3          7.8
1991        0.0         6.4          6.4          5.9
1992        0.0         3.9          3.9          3.4
1993        0.0         3.0          3.0          2.6
1994        0.0         3.9          3.9          3.5
1995        0.0         5.8          5.8          5.4
1996        0.0         5.3          5.3          4.8
1997        0.0         5.4          5.4          4.9
1998        0.0         5.4          5.4          4.9
1999**      0.0         2.4          2.4          2.1
---------------------------------------------------------


 *Average Money Market Fund.

**Six months ended May 31, 1999.

See Financial Highlights table on page 27 for dividend information for the past five years.

SEC 7-Day Annualized Yield (5/31/1999): 4.62%

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
----------------------------------------------------------------------------------------
                                                                        10 YEARS
                                 INCEPTION                      ------------------------
                                   DATE      1 YEAR   5 YEARS   CAPITAL   INCOME   TOTAL
----------------------------------------------------------------------------------------
Prime Money Market Fund          6/4/1975     5.23%    5.29%     0.00%     5.53%   5.53%
----------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

PRIME MONEY MARKET FUND INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS: OCTOBER 3, 1989-MAY 31, 1999
--------------------------------------------------------
               PRIME MONEY MARKET FUND           AVERAGE
                INSTITUTIONAL SHARES              FUND**
FISCAL      CAPITAL     INCOME      TOTAL         TOTAL
YEAR        RETURN      RETURN      RETURN*       RETURN
--------------------------------------------------------
1989        0.0%        1.4%        1.4%          1.4%
1990        0.0         8.5         8.5           8.3
1991        0.0         6.5         6.5           6.2
1992        0.0         4.0         4.0           3.8
1993        0.0         3.2         3.2           2.9
1994        0.0         4.1         4.1           3.8
1995        0.0         6.0         6.0           5.7
1996        0.0         5.5         5.5           5.2
1997        0.0         5.6         5.6           5.3
1998        0.0         5.6         5.6           5.3
1999+       0.0         2.5         2.5           2.4
--------------------------------------------------------

 *Prior to 10/28/1995, total returns are for Vanguard Institutional Money Market
  Portfolio.

**Average Institutional Money Market Fund.

 +Six months ended May 31, 1999.

See Financial Highlights table on page 27 for dividend information.

SEC 7-Day Annualized Yield (5/31/1999): 4.80%

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
-------------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                                 INCEPTION                        -------------------------
                                   DATE        1 YEAR   5 YEARS   CAPITAL   INCOME    TOTAL
-------------------------------------------------------------------------------------------
Prime Money Market Fund
  Institutional Shares**         10/3/1989     5.41%     5.47%     0.00%     5.48%    5.48%
-------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Prior to 10/28/1995, total returns are for Vanguard Institutional Money Market Portfolio.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

FEDERAL MONEY MARKET FUND
TOTAL INVESTMENT RETURNS: JULY 13, 1981-May 31, 1999
--------------------------------------------------------
              FEDERAL MONEY MARKET FUND         AVERAGE
                                                 FUND*
FISCAL      CAPITAL    INCOME       TOTAL        TOTAL
YEAR        RETURN     RETURN       RETURN       RETURN
--------------------------------------------------------
1981        0.0%        5.9%         5.9%         5.7%
1982        0.0        11.9         11.9         11.7
1983        0.0         8.5          8.5          8.3
1984        0.0        10.2         10.2          9.8
1985        0.0         8.0          8.0          7.7
1986        0.0         6.6          6.6          6.3
1987        0.0         6.3          6.3          5.9
1988        0.0         7.2          7.2          6.7
1989        0.0         9.2          9.2          8.6
1990        0.0         8.1          8.1          7.7
1991        0.0         6.2          6.2          5.7
1992        0.0         3.8          3.8          3.4
1993        0.0         3.0          3.0          2.6
1994        0.0         3.8          3.8          3.4
1995        0.0         5.8          5.8          5.3
1996        0.0         5.3          5.3          4.8
1997        0.0         5.4          5.4          4.9
1998        0.0         5.4          5.4          4.9
1999**      0.0         2.4          2.4          2.1
--------------------------------------------------------

 *Average U.S. Government Money Market Fund.

**Six months ended May 31, 1999.

See Financial Highlights table on page 28 for dividend information for the past five years.

SEC 7-Day Annualized Yield (5/31/1999): 4.60%

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
---------------------------------------------------------------------------------------------
                                                                             10 YEARS
                                   INCEPTION                         ------------------------
                                     DATE        1 YEAR   5 YEARS    CAPITAL   INCOME   TOTAL
---------------------------------------------------------------------------------------------
Federal Money Market Fund          7/13/1981     5.16%     5.23%      0.00%    5.44%    5.44%
---------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

TREASURY MONEY MARKET FUND
TOTAL INVESTMENT RETURNS: MARCH 9, 1983-MAY 31, 1999
---------------------------------------------------------
             TREASURY MONEY MARKET FUND*        AVERAGE
                                                 FUND**
FISCAL      CAPITAL     INCOME      TOTAL        TOTAL
YEAR        RETURN      RETURN      RETURN       RETURN
---------------------------------------------------------
1983        0.0%        6.1%        6.1%          6.2%
1984        0.0         9.9         9.9          10.1
1985        0.0         7.5         7.5           7.9
1986        0.0         6.2         6.2           6.4
1987        0.0         6.0         6.0           6.0
1988        0.0         7.0         7.0           6.9
1989        0.0         8.9         8.9           8.7
1990        0.0         8.0         8.0           7.8
1991        0.0         5.9         5.9           5.8
1992        0.0         3.7         3.7           3.5
1993        0.0         2.9         2.9           2.6
1994        0.0         3.6         3.6           3.4
1995        0.0         5.5         5.5           5.2
1996        0.0         5.1         5.1           4.8
1997        0.0         5.1         5.1           4.8
1998        0.0         5.1         5.1           4.8
1999+       0.0         2.2         2.2           2.0
---------------------------------------------------------


 *Prior to 12/2/1996, known as the U.S. Treasury Portfolio; prior to 3/13/1989, total returns are for the Insured Portfolio.

**Average Money Market Fund through 3/31/1989; Average U.S. Treasury Money Market Fund thereafter.

 +Six months ended May 31, 1999.

See Financial Highlights table on page 28 for dividend information for the past five years.

SEC 7-Day Annualized Yield (5/31/1999): 4.28%

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
--------------------------------------------------------------------------------------------
                                                                           10 YEARS
                                  INCEPTION                        -------------------------
                                    DATE        1 YEAR   5 YEARS   CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------------------
Treasury Money Market Fund**       3/9/1983     4.82%     4.98%     0.00%     5.22%    5.22%
--------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Prior to 12/2/1996, known as the U.S. Treasury Portfolio; prior to 3/13/1989, total returns are for the Insured Portfolio.

FUND PROFILE
PRIME MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 1999. Key elements of this Profile are defined below.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Yield                                                 4.6%
Yield--Institutional Shares                           4.8%
Average Maturity                                   73 days
Average Quality                                        Aa1
Expense Ratio                                       0.33%*
Expense Ratio--Institutional Shares                 0.15%*

*Annualized.

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
------------------------------------------------------
Certificates of Deposit                          21.8%
Commercial Paper                                  42.6
Treasury/Agency                                   29.0
Other                                              6.6
------------------------------------------------------
Total                                           100.0%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------------
Treasury/Agency                                  29.0%
Aaa                                              11.1
Aa                                               38.5
A                                                21.4
Baa                                               0.0
Ba                                                0.0
B                                                 0.0
Not Rated                                         0.0
------------------------------------------------------
Total                                           100.0%

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past seven days and is annualized, or projected forward for the coming year.

FUND PROFILE
FEDERAL MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 1999. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
-------------------------------------------
Yield                                  4.6%
Average Maturity                    73 days
Average Quality                      Agency
Expense Ratio                        0.33%*

*Annualized.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Treasury/Agency                          100.0%


FUND PROFILE
TREASURY MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 1999. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Yield                                                 4.3%
Average Maturity                                   70 days
Average Quality                                   Treasury
Expense Ratio                                       0.33%*

*Annualized.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------
Treasury                                  100.0%

FINANCIAL STATEMENTS
MAY 31, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings on the last day of the reporting period, including each security's maturity date, coupon rate or yield to maturity at the time of purchase, and statement-date market value. Securities are grouped and subtotaled by type of instrument (U.S. government obligations, commercial paper, certificates of deposit, etc.). Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value
(NAV) Per Share. Each fund's objective is to maintain a constant NAV of $1.00 per share.

      At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Virtually the entire amount of net assets consists of Paid in Capital (money invested by shareholders). Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day, and Accumulated Realized Gains (Losses) are very small because the fund seldom realizes any significant gains or losses on sales of securities.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
PRIME MONEY MARKET FUND                                             YIELD**         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (28.9%)
--------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank                                               4.775%    8/12/1999 (1)        $500,000  $   499,597
Federal Home Loan Bank                                               4.793%     6/4/1999 (1)         485,000      484,995
Federal Home Loan Bank                                                4.80%    7/11/1999 (1)         200,000      199,915
Federal Home Loan Bank                                               4.817%    8/26/1999 (1)         685,000      684,872
Federal Home Loan Bank                                                4.82%     9/1/1999 (1)         500,000      499,815
Federal Home Loan Bank                                                4.90%    1/14/2000              87,950       87,877
Federal Home Loan Bank                                                4.93%    1/13/2000             380,000      380,002
Federal Home Loan Bank                                                4.93%    1/19/2000             200,000      199,939
Federal Home Loan Bank                                                5.10%     3/3/2000             250,000      249,909
Federal Home Loan Mortgage Corp.                                     4.705%    6/18/1999 (1)         900,000      899,308
Federal Home Loan Mortgage Corp.                                     4.721%    6/20/1999 (1)         250,000      249,840
Federal Home Loan Mortgage Corp.                                     4.757%    8/27/1999 (1)         500,000      499,830
Federal Home Loan Mortgage Corp.                                     4.867%    6/11/1999             125,000      124,835
Federal Home Loan Mortgage Corp.                                     4.924%    1/21/2011             167,794      162,602
Federal Home Loan Mortgage Corp.                                      4.98%    4/28/2000             500,000      499,610
Federal National Mortgage Assn.                                      4.715%    6/15/1999 (1)         540,000      539,758
Federal National Mortgage Assn.                                      4.715%    6/23/1999 (1)         490,000      489,945
Federal National Mortgage Assn.                                       4.72%   12/16/1999             400,000      399,918
Federal National Mortgage Assn.                                      4.735%    6/24/1999 (1)         250,000      249,859
Federal National Mortgage Assn.                                       4.76%    6/15/1999             470,000      469,984
Federal National Mortgage Assn.                                      4.765%     8/3/1999 (1)         340,000      339,954
Federal National Mortgage Assn.                                      4.766%    7/30/1999 (1)         475,000      474,940
Federal National Mortgage Assn.                                       4.77%    7/21/1999 (1)         300,000      299,968
Federal National Mortgage Assn.                                       4.77%    7/23/1999 (1)         800,000      799,910
Federal National Mortgage Assn.                                       4.82%    6/17/1999 (1)         500,000      499,911
Federal National Mortgage Assn.                                      4.866%    6/10/1999              25,000       24,970
Federal National Mortgage Assn.                                       5.11%    5/22/2000             200,000      199,910
U.S. Treasury Note                                                   6.375%    1/15/2000             600,000      605,232
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $11,117,205)                                                                                          11,117,205
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
PRIME MONEY MARKET FUND                                             YIELD**         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (42.4%)
--------------------------------------------------------------------------------------------------------------------------
BANK HOLDING COMPANIES (1.9%)
Bank of New York Co. Inc.                                            4.818%    6/21/1999            $ 75,000  $    74,801
Citigroup                                                            4.862%    6/28/1999              50,000       49,819
First Chicago Financial Corp.                                         4.91%    6/29/1999              25,000       24,906
Wells Fargo & Co.                                                    4.866%     7/6/1999             100,000       99,529
Wells Fargo & Co.                                                    4.868%    7/20/1999             200,000      198,691
Wells Fargo & Co.                                                    4.878%    7/15/1999             200,000      198,823
Wells Fargo & Co.                                                    4.889%    6/28/1999              75,000       74,728
                                                                                                              ------------
                                                                                                                  721,297
                                                                                                              ------------
FINANCE--AUTO (5.6%)
BMW US Capital Corp.                                                 4.803%     6/2/1999              24,589       24,586
BMW US Capital Corp.                                                 4.816%     6/4/1999             110,006      109,962
BMW US Capital Corp.                                                 4.821%     6/7/1999              26,344       26,323
BMW US Capital Corp.                                                 4.828%    6/23/1999              62,000       61,818
BMW US Capital Corp.                                                 4.831%    6/14/1999              50,000       49,913
BMW US Capital Corp.                                                 4.858%     6/3/1999             104,426      104,398
BMW US Capital Corp.                                                 4.875%    6/10/1999              93,487       93,375
BMW US Capital Corp.                                                 4.878%    6/15/1999              38,660       38,588
BMW US Capital Corp.                                                 4.878%    6/16/1999              16,100       16,068
Daimler-Chrysler NA Holding Corp.                                     4.85%     7/8/1999              50,000       49,753
Daimler-Chrysler NA Holding Corp.                                    4.851%    7/14/1999             100,000       99,425
Daimler-Chrysler NA Holding Corp.                                    4.879%    6/17/1999             100,000       99,784
Daimler-Chrysler NA Holding Corp.                                     4.88%    7/12/1999             100,000       99,448
Daimler-Chrysler NA Holding Corp.                                    4.881%    7/13/1999             100,000       99,434
Ford Motor Credit Co.                                                4.815%     6/3/1999              40,000       39,989
Ford Motor Credit Co.                                                4.848%    7/22/1999             150,000      148,982
Ford Motor Credit Co.                                                 4.86%    7/12/1999             300,000      298,360
Ford Motor Credit Co.                                                4.861%     7/8/1999             310,000      308,464
General Motors Acceptance Corp.                                      4.833%    6/10/1999              20,217       20,193
General Motors Acceptance Corp.                                      4.853%    7/13/1999             100,000       99,439
General Motors Acceptance Corp.                                      4.868%    7/15/1999              75,000       74,559
General Motors Acceptance Corp.                                       4.87%    7/14/1999              50,000       49,713
New Center Asset Trust                                               4.849%     6/3/1999             150,000      149,960
                                                                                                              ------------
                                                                                                                2,162,534
                                                                                                              ------------
FINANCE--OTHER (18.8%)
A.I. Credit Corp.                                                    4.869%     7/6/1999              25,000       24,883
American Express Credit Corp.                                        4.808%     6/8/1999             100,000       99,907
American Express Credit Corp.                                         4.84%    7/12/1999             100,000       99,453
American Express Credit Corp.                                        4.861%    7/13/1999             151,367      150,519
American Express Credit Corp.                                        4.871%    6/24/1999             150,000      149,538
American Express Credit Corp.                                        4.874%    6/28/1999             100,000       99,639
American Express Credit Corp.                                        4.875%    6/29/1999              50,000       49,813
American Express Credit Corp.                                        4.876%    6/30/1999              50,000       49,806
American General Corp.                                               4.814%    6/17/1999              25,000       24,947
American General Corp.                                               4.854%    7/14/1999              35,000       34,799
American General Corp.                                               4.874%    7/12/1999              25,000       24,862
Asset Securitization Cooperative Corp.                               4.829%    6/10/1999              95,000       94,886
Asset Securitization Cooperative Corp.                                4.83%    6/15/1999              50,000       49,906
Asset Securitization Cooperative Corp.                               4.839%     6/3/1999              42,300       42,289
Asset Securitization Cooperative Corp.                               4.859%    7/26/1999              40,000       39,707
Asset Securitization Cooperative Corp.                               4.864%     6/9/1999              33,000       32,964
Asset Securitization Cooperative Corp.                               4.867%    6/14/1999              55,000       54,904
Asset Securitization Cooperative Corp.                               4.869%    6/16/1999             110,000      109,778
Asset Securitization Cooperative Corp.                               4.892%     6/1/1999              75,000       75,000
Asset Securitization Cooperative Corp.                               4.917%    7/19/1999              28,000       27,818
Associates Corp. of North America                                    4.845%    7/26/1999              50,000       49,639
Associates Corp. of North America                                    4.854%    7/20/1999              50,000       49,677
Associates Corp. of North America                                    4.884%    6/28/1999              50,000       49,819

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                    YIELD**         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Associates Corp. of North America                                    4.969%     6/7/1999            $200,000  $   199,838
Associates Corp. of North America                                    5.021%    6/18/1999              50,000       49,884
BellSouth Capital Funding Corp.                                      4.793%     6/4/1999              40,400       40,384
BellSouth Capital Funding Corp.                                      4.797%    6/10/1999              61,310       61,237
BellSouth Capital Funding Corp.                                      4.799%    6/14/1999              25,250       25,206
Caterpillar Financial Services Corp.                                 4.841%    7/14/1999              35,100       34,899
Caterpillar Financial Services Corp.                                 4.843%    6/16/1999              15,980       15,948
CIT Group Holdings Inc.                                              4.821%     6/8/1999              50,000       49,953
CIT Group Holdings Inc.                                               4.84%    7/13/1999             100,000       99,440
CIT Group Holdings Inc.                                              4.887%    6/22/1999             100,000       99,718
Centric Capital Corp.                                                4.838%    6/21/1999              89,000       88,762
Centric Capital Corp.                                                4.838%    6/23/1999              50,000       49,853
Centric Capital Corp.                                                4.863%    7/15/1999              25,000       24,853
Centric Capital Corp.                                                4.878%    6/16/1999              42,000       41,915
Centric Capital Corp.                                                4.879%    6/17/1999              44,500       44,404
Centric Capital Corp.                                                5.042%    7/26/1999               1,841        1,827
Ciesco LP                                                            4.863%    6/17/1999              50,000       49,893
Ciesco LP                                                            4.864%     7/1/1999              36,128       35,982
Ciesco LP                                                            4.873%    6/24/1999              75,000       74,768
Commercial Credit Co.                                                4.817%     6/8/1999              50,000       49,953
Commercial Credit Co.                                                4.817%     6/9/1999              50,000       49,947
Commercial Credit Co.                                                4.818%    6/10/1999              25,000       24,970
Commercial Credit Co.                                                 4.85%    6/21/1999              50,000       49,866
Commercial Credit Co.                                                4.858%     6/7/1999              40,000       39,968
Commercial Credit Co.                                                 4.86%    6/24/1999              50,000       49,845
John Deere Capital Corp.                                             4.851%    7/14/1999             100,000       99,425
Delaware Funding                                                     4.834%    6/17/1999              50,048       49,941
Delaware Funding                                                     4.836%    6/18/1999              18,596       18,554
Delaware Funding                                                     4.838%    6/22/1999              39,197       39,087
Delaware Funding                                                      4.86%    7/13/1999             166,318      165,385
Delaware Funding                                                     4.869%    7/26/1999              54,112       53,714
Delaware Funding                                                     4.916%    6/21/1999              92,563       92,311
Enterprise Funding Corp.                                             4.833%     6/1/1999              50,000       50,000
Enterprise Funding Corp.                                             4.838%    6/11/1999              44,362       44,303
Enterprise Funding Corp.                                             4.838%    6/15/1999              50,216       50,122
Enterprise Funding Corp.                                             4.838%    6/23/1999              65,406       65,213
Enterprise Funding Corp.                                             4.839%    6/24/1999              87,856       87,585
Enterprise Funding Corp.                                             4.849%     6/3/1999              10,042       10,039
Enterprise Funding Corp.                                             4.864%    6/10/1999              48,997       48,938
Enterprise Funding Corp.                                             4.868%    6/17/1999              50,681       50,572
Enterprise Funding Corp.                                             4.887%     7/1/1999             109,620      109,176
Enterprise Funding Corp.                                             4.906%    6/25/1999              13,899       13,854
Enterprise Funding Corp.                                             4.907%     6/2/1999              10,611       10,610
First Chicago Financial Corp.                                         4.84%    6/24/1999              30,000       29,908
First Chicago Financial Corp.                                        4.899%     7/6/1999              47,500       47,276
General Electric Capital Corp.                                       4.853%    7/12/1999             370,000      367,972
General Electric Capital Corp.                                       4.899%     6/2/1999             100,000       99,987
General Electric Capital Corp.                                       4.912%     8/6/1999             100,000       99,124
General Electric Capital Corp.                                       4.913%    9/14/1999             100,000       98,597
General Electric Capital Corp.                                       4.944%     9/3/1999             100,000       98,755
General Electric Capital Corp.                                       4.988%    8/27/1999              50,000       49,419
General Electric Capital Corp.                                       5.011%     8/9/1999             200,000      198,149
General Electric Capital Corp.                                       5.019%    6/16/1999              50,000       49,898
General Electric Capital Corp.                                       5.036%    6/30/1999             100,000       99,604
Household Finance Corp.                                              4.813%     6/3/1999             100,000       99,973
Household Finance Corp.                                              4.816%     6/7/1999             100,000       99,920
Household Finance Corp.                                              4.866%    7/21/1999             200,000      198,661
International Business Machines Credit                               4.794%     6/2/1999             100,000       99,987
International Business Machines Credit                               4.851%     6/3/1999              18,900       18,895
International Business Machines Credit                               4.854%     7/1/1999             250,000      248,994

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
PRIME MONEY MARKET FUND                                             YIELD**         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
International Lease Finance Corp.                                     4.84%    7/12/1999            $ 25,000  $    24,863
International Lease Finance Corp.                                    4.891%    6/17/1999              50,000       49,893
Intrepid Funding                                                     4.975%     6/3/1999              91,217       91,192
Preferred Receivables Funding Co.                                    4.831%    6/14/1999              50,000       49,913
Preferred Receivables Funding Co.                                    4.831%    6/15/1999              50,000       49,906
Preferred Receivables Funding Co.                                    4.834%    6/17/1999             151,360      151,036
Preferred Receivables Funding Co.                                    4.838%    6/25/1999              20,000       19,936
Preferred Receivables Funding Co.                                    4.842%    6/29/1999             108,575      108,169
Preferred Receivables Funding Co.                                    4.847%     6/9/1999              40,585       40,541
Preferred Receivables Funding Co.                                    4.858%     6/1/1999              15,160       15,160
Preferred Receivables Funding Co.                                    4.888%     6/3/1999              25,000       24,993
Riverwoods Funding Corp.                                             4.837%     6/1/1999             241,123      241,123
Triple A One Funding Corp.                                           4.828%     6/7/1999             107,673      107,587
Triple A One Funding Corp.                                           4.869%    6/16/1999             170,000      169,656
Triple A One Funding Corp.                                           4.869%     7/9/1999             169,102      168,241
                                                                                                              ------------
                                                                                                                7,214,023
                                                                                                              ------------
INDUSTRIAL (3.7%)
Archer-Daniels-Midland Co.                                            4.84%    6/10/1999              22,500       22,473
Bayer Corp.                                                          4.824%    7/22/1999              60,000       59,594
Campbell Soup Co.                                                    4.881%    6/10/1999              15,000       14,982
Chevron Transport Co.                                                4.852%    6/23/1999              15,000       14,956
Chevron Transport Co.                                                4.873%    6/22/1999              15,000       14,958
Chevron Transport Co.                                                4.876%    7/21/1999               7,000        6,953
Chevron Transport Co.                                                4.912%    6/14/1999              25,000       24,956
Chevron Transport Co.                                                4.915%    6/17/1999              20,000       19,957
Deere & Co.                                                          4.881%    7/12/1999               5,271        5,242
E.I. du Pont de Nemours & Co.                                         4.80%     6/2/1999              25,000       24,997
E.I. du Pont de Nemours & Co.                                        4.873%    6/24/1999              50,000       49,846
Electronic Data Systems Corp.                                        4.871%    6/15/1999              40,000       39,924
Electronic Data Systems Corp.                                        4.875%    6/21/1999              60,000       59,838
Equilon Enterprises LLC                                              4.856%    6/24/1999              20,000       19,939
Equilon Enterprises LLC                                              4.859%     7/8/1999              50,000       49,752
Equilon Enterprises LLC                                               4.89%    7/12/1999              20,000       19,889
Equilon Enterprises LLC                                              4.892%    7/15/1999              50,000       49,703
Equilon Enterprises LLC                                              4.901%    7/19/1999              20,000       19,872
Exxon Imperial U.S. Inc.                                             4.805%     6/2/1999              50,000       49,993
Exxon Imperial U.S. Inc.                                             4.816%    6/23/1999              50,000       49,853
First Data Corp.                                                     4.818%     6/1/1999              30,000       30,000
First Data Corp.                                                     4.821%     6/8/1999              85,750       85,670
First Data Corp.                                                     4.889%    6/15/1999              25,000       24,953
Gannett Co.                                                          4.797%    6/10/1999             111,700      111,567
H.J. Heinz Co.                                                       4.831%    6/22/1999              40,000       39,888
International Business Machines Corp.                                4.837%    6/24/1999              41,500       41,372
Lucent Technologies                                                  4.817%    6/24/1999              40,000       39,877
Lucent Technologies                                                  4.843%     6/9/1999              25,000       24,973
Lucent Technologies                                                  4.846%     6/4/1999              91,000       90,963
Minnesota Mining and Manufacturing Co.                               4.883%    6/21/1999              45,000       44,880
Pfizer Inc.                                                          4.822%     6/8/1999              30,000       29,972
Pfizer Inc.                                                          4.823%    6/10/1999             192,000      191,770
Procter & Gamble                                                     4.847%     7/9/1999              60,000       59,719
Vermont American Corp.                                               4.798%    6/10/1999              14,097       14,080
                                                                                                              ------------
                                                                                                                1,447,361
                                                                                                              ------------
INSURANCE (2.3%)
AIG Funding Inc.                                                     4.865%    6/29/1999              74,712       74,432
AIG Funding Inc.                                                     4.871%     9/7/1999              37,000       36,527
John Hancock Capital Corp.                                           4.804%     6/1/1999              11,785       11,785
John Hancock Capital Corp.                                           4.819%    6/25/1999              50,000       49,840
Marsh & McLennan Co. Inc.                                            4.804%     6/1/1999              42,243       42,243
Metlife Funding Inc.                                                 4.794%     6/2/1999              62,094       62,086
Metlife Funding Inc.                                                 4.799%    6/10/1999             100,439      100,319

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                    YIELD**         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Metlife Funding Inc.                                                 4.806%     6/8/1999            $ 45,158  $    45,116
Metlife Funding Inc.                                                 4.819%     6/4/1999              28,453       28,442
Metlife Funding Inc.                                                 4.829%     6/3/1999              50,000       49,987
Metlife Funding Inc.                                                 4.846%    6/14/1999              37,165       37,100
New York Life Capital Corp.                                          4.866%    6/11/1999             120,000      119,840
Prudential Funding                                                   4.843%     6/3/1999              80,000       79,979
Prudential Funding                                                    4.86%     7/7/1999              51,571       51,322
USAA Capital Corp.                                                   4.779%     6/9/1999              25,000       24,973
USAA Capital Corp.                                                    4.80%     6/4/1999              25,000       24,990
USAA Capital Corp.                                                   4.805%     6/2/1999              20,000       19,997
USAA Capital Corp.                                                    6.75%   12/15/1999              20,000       20,188
                                                                                                              ------------
                                                                                                                  879,166
                                                                                                              ------------
UTILITIES (1.2%)
AT&T Corp.                                                           4.806%     6/4/1999              21,900       21,891
AT&T Corp.                                                           4.818%     6/2/1999             161,703      161,681
AT&T Corp.                                                           4.831%    6/30/1999             100,000       99,613
AT&T Corp.                                                           4.837%    6/16/1999              50,000       49,900
AT&T Corp.                                                           4.838%    6/18/1999              50,000       49,886
Southern California Edison                                           4.839%     7/7/1999              11,712       11,656
Southern California Edison                                            4.86%     6/7/1999              45,122       45,086
Southern California Edison                                           4.927%    7/12/1999              30,000       29,836
                                                                                                              ------------
                                                                                                                  469,549
                                                                                                              ------------
FOREIGN BANKS (5.3%)
Abbey National North American Corp.                                   4.82%     6/9/1999              55,000       54,941
ABN-AMRO North America Finance Inc.                                   4.98%     7/6/1999              43,420       43,216
ABN-AMRO North America Finance Inc.                                  5.066%    6/30/1999             100,000       99,602
Bank of Montreal                                                     4.819%     6/8/1999             100,000       99,906
Bayerische Landesbank Girozentrale                                   4.832%     6/1/1999             300,000      300,000
CBA (Delaware) Finance Inc.                                          4.848%    6/18/1999             175,000      174,601
CBA (Delaware) Finance Inc.                                          4.868%    7/13/1999              65,000       64,635
CBA (Delaware) Finance Inc.                                          4.868%    7/15/1999              13,000       12,924
CBA (Delaware) Finance Inc.                                          4.869%    7/14/1999              58,000       57,667
Cregem North America Inc.                                             4.84%    6/25/1999              80,000       79,744
Cregem North America Inc.                                            4.869%    7/22/1999              74,000       73,496
Cregem North America Inc.                                            4.869%    7/23/1999             100,000       99,305
Cregem North America Inc.                                            4.872%    7/19/1999              50,000       49,679
Cregem North America Inc.                                            4.872%    7/28/1999              25,000       24,810
Cregem North America Inc.                                            4.881%    7/15/1999             150,000      149,116
Cregem North America Inc.                                             4.95%    6/18/1999             100,000       99,772
Halifax PLC                                                          4.812%     6/1/1999              16,826       16,826
Internationale Nederlanden U.S. Funding                               4.88%    7/21/1999             100,000       99,331
Lloyds Bank                                                          4.929%     7/7/1999             100,000       99,519
UBS Finance Inc.                                                     4.951%   12/27/1999             100,000       97,219
UBS Finance Inc.                                                     4.974%   12/23/1999             139,231      135,409
UBS Finance Inc.                                                     5.043%   12/13/1999             100,000       97,346
                                                                                                              ------------
                                                                                                                2,029,064
                                                                                                              ------------
CANADIAN GOVERNMENT--NATIONAL & PROVINCIAL (0.1%)
Canadian Wheat Board                                                  4.84%    6/21/1999              11,200       11,170
Province of Ontario                                                   5.00%    8/17/1999 (1)          25,000       25,002
                                                                                                              ------------
                                                                                                                   36,172
                                                                                                              ------------
OTHER FOREIGN GOVERNMENT (2.0%)
Caisse d'Amortissement de la Dette Sociale                           4.904%    10/8/1999             150,000      147,458
Caisse des Depots et Consignations                                   4.818%     6/3/1999             200,000      199,947
Caisse des Depots et Consignations                                   4.833%     6/2/1999             300,000      299,960
Oesterreichische Kontrollbank                                        4.831%     6/7/1999              29,600       29,576
Oesterreichische Kontollbank                                         4.907%     6/1/1999             100,000       99,866
                                                                                                              ------------
                                                                                                                  776,807
                                                                                                              ------------
FOREIGN INDUSTRIAL (1.3%)
Diageo Capital PLC                                                   4.861%     6/1/1999             181,000      181,000
Diageo Capital PLC                                                   4.869%    7/23/1999              40,000       39,722

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
PRIME MONEY MARKET FUND                                             YIELD**         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Diageo Capital PLC                                                   4.887%    6/11/1999            $ 41,000  $    40,945
Diageo Capital PLC                                                    4.89%     7/1/1999              50,000       49,799
Diageo Capital PLC                                                   4.913%     6/9/1999              65,000       64,930
Glaxo Wellcome PLC                                                   4.889%    6/24/1999              20,000       19,938
Glaxo Wellcome PLC                                                   4.891%    6/28/1999              44,000       43,841
Reed Elsevier                                                        4.878%    6/14/1999              30,000       29,948
Reed Elsevier                                                        4.902%     6/4/1999              25,000       24,990
                                                                                                              ------------
                                                                                                                  495,113
                                                                                                              ------------
FOREIGN UTILITIES (0.2%)
France Telecom                                                       4.818%    6/11/1999              13,976       13,957
France Telecom                                                       4.899%     7/1/1999              23,440       23,346
Telstra Corp.                                                        4.913%    6/21/1999              22,500       22,439
Telstra Corp.                                                        4.919%     7/1/1999              30,000       29,879
                                                                                                              ------------
                                                                                                                   89,621
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
   (COST $16,320,707)                                                                                          16,320,707
--------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (17.3%)
--------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--U.S. BANKS (2.7%)
Bank of America N.T.S.A.                                              5.24%    9/22/1999             100,000      100,000
Chase Manhattan Bank                                                  4.87%    7/21/1999             200,000      200,000
Chase Manhattan Bank                                                  4.87%    7/21/1999              50,000       49,997
Chase Manhattan Bank                                                  4.90%     8/9/1999             200,000      200,000
Nationsbank N.A.                                                      4.99%    1/11/2000              21,000       21,005
State Street Bank & Trust                                             4.89%    6/24/1999             100,000      100,000
State Street Bank & Trust                                             4.96%    9/23/1999              50,000       50,000
U.S. Bank N.A.                                                        4.88%    7/30/1999              90,000       90,000
U.S. Bank N.A.                                                        4.89%     8/5/1999             110,000      110,000
Wachovia Bank                                                        4.978%    7/26/1999 (1)          95,000       94,992
                                                                                                              ------------
                                                                                                                1,015,994
                                                                                                              ------------
YANKEE CERTIFICATES OF DEPOSIT--U.S. BRANCHES (14.6%)
ABN-AMRO Bank                                                         4.96%   11/16/1999              45,000       44,991
ABN-AMRO Bank                                                         4.98%    9/28/1999              50,000       49,997
ABN-AMRO Bank                                                         5.04%    4/17/2000             100,000       99,949
ABN-AMRO Bank                                                         5.05%    6/28/1999              50,000       50,000
ABN-AMRO Bank                                                         5.10%    2/22/2000              61,500       61,478
Bank of Montreal                                                      4.82%    6/24/1999             200,000      200,000
Bank of Montreal                                                      4.87%    7/14/1999             100,000      100,000
Barclays Bank PLC                                                    4.761%     6/1/1999 (1)         200,000      200,000
Barclays Bank PLC                                                    4.766%     6/2/1999 (1)         100,000      100,000
Barclays Bank PLC                                                     5.23%     3/1/2000             100,000       99,949
Bayerische Landesbank Girozentrale                                    4.87%     6/3/1999             300,000      300,000
Bayerische Landesbank Girozentrale                                    4.87%     7/8/1999              50,000       50,000
Bayerische Landesbank Girozentrale                                    4.87%    7/15/1999             100,000      100,000
Canadian Imperial Bank of Commerce                                    4.90%    6/30/1999             100,000      100,000
Credit Agricole Indosuez                                              4.93%     7/6/1999             250,000      250,000
Deutsche Bank                                                         4.83%    6/28/1999             150,000      150,001
Deutsche Bank                                                         4.84%    7/27/1999             150,000      150,000
Deutsche Bank                                                         4.85%    7/27/1999              40,000       40,000
Deutsche Bank                                                         4.90%     7/6/1999             112,000      112,003
Deutsche Bank                                                         4.93%     6/2/1999              50,000       50,000
Deutsche Bank                                                         4.93%     7/6/1999             100,000      100,000
Dresdner Bank                                                         4.81%    6/14/1999             300,000      300,000
Lloyds Bank                                                           4.95%    6/23/1999             100,000      100,000
Lloyds Bank                                                           4.97%    6/11/1999              42,400       42,400
National Westminster Bank                                             4.98%     1/7/2000              75,000       75,002
National Westminster Bank                                            5.047%     2/9/2000              98,800       98,742
National Westminster Bank                                             5.06%    2/10/2000             100,000       99,973
National Westminster Bank                                            5.105%    2/22/2000             100,000       99,975
Rabobank Nederlanden                                                 4.843%     6/4/1999             100,000      100,000

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                    YIELD**         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Rabobank Nederlanden                                                  5.00%    1/24/2000            $ 50,000  $    49,991
Rabobank Nederlanden                                                  5.08%    4/12/2000              97,000       96,951
Rabobank Nederlanden                                                 5.095%    2/22/2000             100,000       99,975
Rabobank Nederlanden                                                 5.125%    2/18/2000              25,000       24,997
Rabobank Nederlanden                                                  5.15%    3/20/2000             100,000       99,969
Rabobank Nederlanden                                                 5.165%    3/15/2000             100,000       99,947
Rabobank Nederlanden                                                  5.25%     3/2/2000             200,000      199,942
Rabobank Nederlanden                                                  5.28%    9/10/1999              50,000       50,037
Swiss Bank Corp.                                                      5.68%     6/3/1999             250,000      249,999
Swiss Bank Corp.                                                      5.69%     6/3/1999              50,000       50,000
Swiss Bank Corp.                                                      5.74%     6/9/1999              62,000       62,006
Swiss Bank Corp.                                                      5.74%    6/11/1999             125,000      125,015
Toronto Dominion Bank                                                 5.71%    6/15/1999             100,000      100,033
UBS AG                                                                5.08%    4/12/2000             100,000       99,950
UBS AG                                                                5.20%    2/29/2000             130,000      129,972
UBS AG                                                                5.24%     3/1/2000             150,000      149,967
UBS AG                                                               5.285%     3/1/2000             100,000       99,986
UBS AG                                                               5.695%    6/30/1999              18,000       18,010
Westdeutsche Landesbank                                               4.83%    6/28/1999             300,000      300,000
Westdeutsche Landesbank                                               4.87%    7/22/1999             200,000      200,000
                                                                                                              ------------
                                                                                                                5,631,207
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
   (COST $6,647,201)                                                                                            6,647,201
--------------------------------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (4.5%)
--------------------------------------------------------------------------------------------------------------------------
Abbey National PLC                                                    4.90%     7/1/1999             100,000      100,000
Abbey National PLC                                                    4.94%     7/7/1999             100,000      100,000
Barclays Bank PLC                                                     4.93%    6/14/1999             100,000      100,001
Barclays Bank PLC                                                     4.97%    6/14/1999              50,000       50,000
Bayerische Hypo und Vereinsbank                                       4.87%    7/22/1999             100,000      100,000
Credit Agricole Indosuez                                              4.95%   10/12/1999              50,000       50,000
Dresdner Bank AG                                                      4.86%    6/14/1999             100,000      100,000
Halifax PLC                                                           4.84%    7/19/1999             200,000      200,003
Halifax PLC                                                           4.93%    10/8/1999             100,000      100,003
Halifax PLC                                                           5.02%   12/20/1999             100,000      100,000
Halifax PLC                                                           5.07%   12/21/1999             100,000      100,000
Halifax PLC                                                           5.12%    4/10/2000             200,000      200,000
Landesbank Hessen-Thueringen                                         4.865%     7/1/1999             200,000      200,000
Landesbank Hessen-Thueringen                                          4.87%    7/19/1999              50,000       50,000
Lloyds Bank                                                           5.25%    9/15/1999              25,000       25,017
Toronto Dominion                                                      4.88%    7/22/1999              50,000       50,000
Westdeutsche Landesbank                                               4.90%     7/6/1999             100,000      100,000
--------------------------------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
   (COST $1,725,024)                                                                                            1,725,024
--------------------------------------------------------------------------------------------------------------------------
OTHER NOTES (6.6%)
--------------------------------------------------------------------------------------------------------------------------
Abbey National Treasury Services                                     4.801%    6/20/1999 (1)         250,000      249,861
Abbey National Treasury Services                                      5.05%    4/17/2000             146,000      145,909
Abbey National Treasury Services                                      5.14%    4/25/2000             100,000       99,948
Abbey National Treasury Services                                      5.25%     3/1/2000             150,000      149,946
Abbey National Treasury Services                                     5.645%     6/1/1999             100,000      100,000
Bank of America N.T.S.A                                              4.761%     6/1/1999 (1)          94,000       94,000
FCC National Bank                                                     4.96%    6/14/1999             200,000      200,000
FCC National Bank                                                     4.96%    6/15/1999              50,000       50,000
FCC National Bank                                                     4.98%     7/6/1999             100,000      100,001
First National Bank of Chicago                                        5.09%    4/19/2000             100,000       99,949
First National Bank of Chicago                                        5.13%    3/24/2000             200,000      199,922
First National Bank of Chicago                                        5.13%     4/4/2000             150,000      149,939
First Union National Bank                                             4.88%     6/1/1999              75,000       75,000
LaSalle National Bank                                                 4.87%    7/14/1999             100,000      100,000

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
PRIME MONEY MARKET FUND                                             YIELD**         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
LaSalle National Bank                                                 4.92%    6/28/1999            $ 10,000  $    10,000
LaSalle National Bank                                                 5.02%     6/3/1999             100,000      100,000
Nationsbank N.A.                                                      4.82%     7/6/1999             200,000      200,000
Nationsbank N.A.                                                      4.87%   12/16/1999             100,000       99,984
Nationsbank N.A.                                                     5.135%    3/20/2000             150,000      149,954
Wells Fargo & Co.                                                     5.55%    8/31/1999              50,000       50,046
Wachovia Bank                                                         4.85%    7/22/1999              50,000       50,000
Wachovia Bank                                                         4.90%    1/10/2000              50,000       49,958
--------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER NOTES
   (COST $2,524,417)                                                                                            2,524,417
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
   (COST $38,334,554)                                                                                          38,334,554
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                              365,637
Liabilities                                                                                                      (248,728)
                                                                                                              ------------
                                                                                                                  116,909
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                             $38,451,463
==========================================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

(1) Adjustable Rate Note.

--------------------------------------------------------------------------------------------------------------------------
 AT MAY 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   AMOUNT
                                                                                                                    (000)
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                              $38,451,953
 Undistributed Net Investment Income                                                                                   --
 Accumulated Net Realized Losses                                                                                     (490)
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                   $38,451,463
==========================================================================================================================

 Investor Shares--Net Assets applicable to 37,193,640,992 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                           $37,193,174
--------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                         $1.00
==========================================================================================================================

 Institutional Shares--Net Assets applicable to 1,258,309,264 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $1,258,289
--------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                                    $1.00
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
FEDERAL MONEY MARKET FUND                                           YIELD**         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (93.4%)
--------------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank                                              4.76%    1/18/2000            $125,000   $  124,917
Federal Farm Credit Bank                                             4.866%    6/28/1999              43,000       42,848
Federal Home Loan Bank                                               4.721%     6/8/1999 (1)          70,000       69,991
Federal Home Loan Bank                                               4.775%    8/12/1999 (1)         140,000      139,888
Federal Home Loan Bank                                                4.80%    7/11/1999 (1)          90,000       89,962
Federal Home Loan Bank                                                4.80%     2/4/2000             150,000      149,875
Federal Home Loan Bank                                               4.818%    6/23/1999             103,557      103,255
Federal Home Loan Bank                                                4.82%     9/1/1999 (1)         150,000      149,945
Federal Home Loan Bank                                                4.93%    1/13/2000              60,000       60,000
Federal Home Loan Bank                                                5.15%     3/8/2000              50,000       50,008
Federal Home Loan Bank                                                5.63%    6/15/1999              14,000       14,004
Federal Home Loan Mortgage Corp.                                     4.705%    6/18/1999 (1)         200,000      199,846
Federal Home Loan Mortgage Corp.                                     4.765%    6/15/1999             100,000       99,816
Federal Home Loan Mortgage Corp.                                     4.775%    6/30/1999             370,000      368,583
Federal Home Loan Mortgage Corp.                                     4.776%    7/12/1999             150,000      149,194
Federal Home Loan Mortgage Corp.                                     4.777%    7/13/1999              25,000       24,862
Federal Home Loan Mortgage Corp.                                     4.812%    7/14/1999             160,000      159,092
Federal Home Loan Mortgage Corp.                                     4.837%    6/28/1999               9,719        9,684
Federal Home Loan Mortgage Corp.                                     4.867%    6/11/1999             100,000       99,867
Federal Home Loan Mortgage Corp.                                     4.867%     7/9/1999             117,227      116,635
Federal Home Loan Mortgage Corp.                                     4.899%    6/10/1999             253,387      253,084
Federal Home Loan Mortgage Corp.                                      4.92%     6/4/1999              35,000       34,986
Federal Home Loan Mortgage Corp.                                     4.924%    1/21/2000             120,000      116,287
Federal Home Loan Mortgage Corp.                                      4.98%    4/28/2000              50,000       49,961
Federal Home Loan Mortgage Corp.                                     7.125%    7/21/1999              14,000       14,041
Federal National Mortgage Assn.                                      4.715%    6/15/1999 (1)         300,000      299,865
Federal National Mortgage Assn.                                       4.72%   12/16/1999              40,000       39,992
Federal National Mortgage Assn.                                      4.735%    6/24/1999 (1)         220,000      219,876
Federal National Mortgage Assn.                                       4.76%    6/15/1999              15,000       14,999
Federal National Mortgage Assn.                                      4.765%     8/3/1999 (1)         160,000      159,978
Federal National Mortgage Assn.                                      4.769%     7/1/1999             108,129      107,702
Federal National Mortgage Assn.                                       4.77%    7/21/1999 (1)         100,000       99,989
Federal National Mortgage Assn.                                       4.77%    7/23/1999 (1)         200,000      199,978
Federal National Mortgage Assn.                                       4.78%   11/30/1999              65,000       64,969
Federal National Mortgage Assn.                                      4.823%    6/22/1999              42,740       42,621
Federal National Mortgage Assn.                                      4.847%     6/3/1999              50,000       49,987
Federal National Mortgage Assn.                                      4.866%    6/10/1999              50,000       49,940
Federal National Mortgage Assn.                                      4.868%     8/2/1999              21,300       21,123
Federal National Mortgage Assn.                                       4.98%    3/24/2000              50,000       49,957
Federal National Mortgage Assn.                                       5.05%    5/12/2000              50,000       49,966
Federal National Mortgage Assn.                                       5.18%    3/10/2000              40,000       39,977
Federal National Mortgage Assn.                                      5.346%    8/27/1999              50,000       49,386
Federal National Mortgage Assn.                                       5.49%     8/3/1999              50,000       49,987
Federal National Mortgage Assn.                                       5.52%     8/9/1999              60,000       59,987
Federal National Mortgage Assn.                                       6.60%    6/24/1999              20,000       20,025
Federal National Mortgage Assn.                                       7.23%    9/15/1999              15,000       15,100
Overseas Private Investment Corp. (U.S. Government Guaranteed)        4.95%    6/15/1999 (1)          23,333       23,333
Overseas Private Investment Corp. (U.S. Government Guaranteed)        4.95%    7/15/1999 (1)          11,275       11,275
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $4,430,643)                                                                                            4,430,643
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
FEDERAL MONEY MARKET FUND                                           YIELD**         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (6.3%)
--------------------------------------------------------------------------------------------------------------------------
Warburg Dillon Read
   (Dated 5/28/1999, Repurchase Value $20,829,000
   Collateralized by U.S. Treasury Bond 9.25%, 2/15/2016)             4.75%     6/1/1999            $ 20,818   $   20,818
Nationsbank/N.A.
   (Dated 5/28/1999, Repurchase Value $280,153,000
   Collateralized by Federal National Mortgage Assn. 6.0% 10/1/2013)  4.91%     6/1/1999             280,000      280,000
--------------------------------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
   (COST $300,818)                                                                                                300,818
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
   (COST $4,731,461)                                                                                            4,731,461
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               34,467
Liabilities                                                                                                       (22,646)
                                                                                                               -----------
                                                                                                                   11,821
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 4,743,292,888 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $4,743,282
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $1.00
==========================================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

(1) Adjustable Rate Note.

--------------------------------------------------------------------------------------------------------------------------
 AT MAY 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $4,743,322        $1.00
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses                                                                         (40)          --
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $4,743,282        $1.00
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
TREASURY MONEY MARKET FUND                                          YIELD**         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (99.0%)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill                                            4.729%-4.764%    6/15/1999            $572,000   $  570,947
U.S. Treasury Bill                                            4.381%-4.402%    7/15/1999              93,687       93,188
U.S. Treasury Bill                                             4.357%-4.42%    7/22/1999              35,129       34,913
U.S. Treasury Bill                                            4.453%-4.482%     8/5/1999              96,113       95,343
U.S. Treasury Bill                                            4.493%-4.564%    8/12/1999             375,197      371,846
U.S. Treasury Bill                                                   4.548%    8/19/1999                 723          716
U.S. Treasury Bill                                            4.541%-4.569%    8/26/1999             310,000      306,673
U.S. Treasury Bond                                                   5.625%   11/30/1999              45,000       45,194
U.S. Treasury Note                                                   5.625%   10/31/1999              30,000       30,105
U.S. Treasury Note                                                    5.75%    9/30/1999              45,000       45,157
U.S. Treasury Note                                                   5.875%    7/31/1999             746,326      747,692
U.S. Treasury Note                                                   5.875%    8/31/1999             225,000      225,616
U.S. Treasury Note                                                    6.00%    6/30/1999             185,000      185,205
U.S. Treasury Note                                                    6.00%    8/15/1999             650,000      651,773
U.S. Treasury Note                                                   6.375%    7/15/1999             165,000      165,350
U.S. Treasury Note                                                   6.375%    1/15/2000              45,000       45,395
U.S. Treasury Note                                                    6.75%    6/30/1999              25,000       25,042
U.S. Treasury Note                                                   6.875%    7/31/1999             200,627      201,319
U.S. Treasury Note                                                   6.875%    8/31/1999             140,734      141,470
U.S. Treasury Note                                                   6.875%    3/31/2000              45,000       45,738
U.S. Treasury Note                                                   7.125%    9/30/1999              50,000       50,383
U.S. Treasury Note                                                    7.50%   10/31/1999             135,000      136,511
U.S. Treasury Note                                                    7.75%   11/30/1999              45,000       45,659
U.S. Treasury Note                                                    8.50%    2/15/2000              32,000       32,809
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
   (COST $4,294,044)                                                                                            4,294,044
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (1.0%)                                                                           41,704
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 4,335,468,728 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $4,335,748
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $1.00
==========================================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

--------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                                                            $4,294,044
Receivables for Investment Securities Sold                                                                      1,073,316
Other Assets--Note B                                                                                               99,807
                                                                                                              ------------
 Total Assets                                                                                                   5,467,167
                                                                                                              ------------
LIABILITIES
Payables for Investment Securities Purchased                                                                    1,112,870
Other Liabilities                                                                                                  18,549
                                                                                                              ------------
 Total Liabilities                                                                                              1,131,419
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                              $4,335,748
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
 AT MAY 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $4,335,488        $1.00
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Gains                                                                          260           --
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $4,335,748        $1.00
==========================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. Expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and any Unrealized Appreciation (Depreciation) on investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal and Unrealized Appreciation (Depreciation) should be zero.

-------------------------------------------------------------------------------------------------------------------------
                                                                              PRIME            FEDERAL          TREASURY
                                                                       MONEY MARKET       MONEY MARKET      MONEY MARKET
                                                                               FUND               FUND              FUND
                                                                       --------------------------------------------------
                                                                                    SIX MONTHS ENDED MAY 31, 1999
                                                                       --------------------------------------------------
                                                                              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                               $936,514           $113,939           $97,935
                                                                       --------------------------------------------------
        Total Income                                                        936,514            113,939            97,935
                                                                       --------------------------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                          2,165                266               248
        Management and Administrative                                        17,565              2,260             2,296
        Shareholder Account Maintenance(1)                                   34,170              4,295             3,772
        Marketing and Distribution(1)                                         4,773                587               547
    Custodian Fees                                                              516                 31                15
    Auditing Fees                                                                15                  5                 5
    Shareholders' Reports(1)                                                    428                 36                34
    Trustees' Fees and Expenses                                                  29                  4                 3
                                                                       --------------------------------------------------
        Total Expenses                                                       59,661              7,484             6,920
        Expenses Paid Indirectly--Note C                                         (8)                (2)               (4)
                                                                       --------------------------------------------------
        Net Expenses                                                         59,653              7,482             6,916
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       876,861            106,457            91,019
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                  33                 30               184
-------------------------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION) OF
    INVESTMENT SECURITIES                                                        --                 --                --
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $876,894           $106,487           $91,203
=========================================================================================================================

(1)Expenses of the Prime Money Market Fund by Class are:

-------------------------------------------------------------------------------------------------------------------------
                                                                                             (000)
                                                                       --------------------------------------------------
                                                                           INVESTOR      INSTITUTIONAL
                                                                             SHARES             SHARES             TOTAL
-------------------------------------------------------------------------------------------------------------------------
Class-Specific Expenses:
    Shareholder Account Maintenance                                         $34,061               $109           $34,170
    Marketing and Distribution                                                4,625                148             4,773
    Shareholders' Reports                                                       417                 11               428
                                                                       --------------------------------------------------
Total Class-Specific Expenses                                                39,103                268            39,371
All Other Fund Expenses                                                      19,559                731            20,290
-------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                          $58,662               $999           $59,661
=========================================================================================================================

See Note D in Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Dividends from Net Investment Income generally equal the net income earned as shown under the Operations section. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. Dividends and Capital Share Transactions are shown separately for each class of shares.

-------------------------------------------------------------------------------------------------------------------------
                                                                                            PRIME MONEY MARKET FUND
                                                                                        ---------------------------------
                                                                                          SIX MONTHS                YEAR
                                                                                               ENDED               ENDED
                                                                                        MAY 31, 1999       NOV. 30, 1998
                                                                                               (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                               $    876,861        $  1,612,115
    Realized Net Gain (Loss)                                                                      33                (414)
    Unrealized Appreciation (Depreciation)                                                        --                  --
                                                                                        ---------------------------------
        Net Increase in Net Assets Resulting from Operations                                 876,894           1,611,701
                                                                                        ---------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
    Investor Shares                                                                         (844,084)         (1,566,704)
    Institutional Shares                                                                     (32,777)            (45,411)
                                                                                        ---------------------------------
        Total Dividends                                                                     (876,861)         (1,612,115)
                                                                                        ---------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES (AT $1.00)
    Issued                                                                                26,420,059          40,996,560
    Issued in Lieu of Cash Distributions                                                     810,671           1,502,710
    Redeemed                                                                             (23,769,987)        (35,246,336)
                                                                                        ---------------------------------
        Net Increase--Investor Shares                                                      3,460,743           7,252,934
                                                                                        ---------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES (AT $1.00)
    Issued                                                                                 1,626,172           1,343,463
    Issued in Lieu of Cash Distributions                                                      29,531              43,052
    Redeemed                                                                              (1,540,343)         (1,194,286)
                                                                                        ---------------------------------
        Net Increase--Institutional Shares                                                   115,360             192,229
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                         3,576,136           7,444,749
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                   34,875,327          27,430,578
                                                                                        ---------------------------------
    End of Period                                                                        $38,451,463         $34,875,327
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                       FEDERAL MONEY MARKET FUND            TREASURY MONEY MARKET FUND
                                                    ---------------------------------------------------------------------
                                                      SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                           ENDED              ENDED              ENDED             ENDED
                                                    MAY 31, 1999      NOV. 30, 1998       MAY 31, 1999     NOV. 30, 1998
                                                           (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                            $   106,457        $   196,905       $     91,019       $   176,087
    Realized Net Gain (Loss)                                  30                  8                184               117
    Unrealized Appreciation (Depreciation)                    --                 --                 --                --
                                                    ---------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                    106,487            196,913             91,203           176,204
                                                    ---------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME                    (106,457)          (196,905)           (91,019)         (176,087)
                                                    ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (AT $1.00)
    Issued                                             2,478,386          3,829,342          2,701,085         4,266,305
    Issued in Lieu of Cash Distributions                 102,365            189,680             87,071           168,890
    Redeemed                                          (2,100,401)        (3,251,422)        (2,394,843)       (3,729,654)
                                                    ---------------------------------------------------------------------
        Net Increase from Capital Share Transactions     480,350            767,600            393,313           705,541
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                       480,380            767,608            393,497           705,658
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                4,262,902          3,495,294          3,942,251         3,236,593
                                                    ---------------------------------------------------------------------
    End of Period                                     $4,743,282         $4,262,902         $4,335,748        $3,942,251
=========================================================================================================================

FINANCIAL HIGHLIGHTS

Each fund's objective is to maintain a constant NAV of $1.00 per share by distributing all of its income and avoiding capital gains or losses. The financial highlights table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. The table also presents the Total Return and shows net investment income and expenses as percentages of average net assets for each fund or class of shares. These data will help you assess the variability of net income returns from year to year and how much it costs to operate the fund.

-------------------------------------------------------------------------------------------------------------------------
                                                                        PRIME MONEY MARKET FUND INVESTOR SHARES
                                                                                 YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED       -----------------------------------------------------------
THROUGHOUT EACH PERIOD                     MAY 31, 1999         1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                          .024         .053         .053         .052         .057         .038
    Net Realized and Unrealized Gain (Loss)
        on Investments                               --           --           --           --           --           --
                                                 ------------------------------------------------------------------------
        Total from Investment Operations           .024         .053         .053         .052         .057         .038
                                                 ------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income          (.024)       (.053)       (.053)       (.052)       (.057)       (.038)
    Distributions from Realized Capital Gains        --           --           --           --           --           --
                                                 ------------------------------------------------------------------------
        Total Distributions                       (.024)       (.053)       (.053)       (.052)       (.057)       (.038)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
=========================================================================================================================

TOTAL RETURN                                      2.40%        5.42%        5.41%        5.31%        5.82%        3.87%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)        $37,193      $33,732      $26,480      $22,218      $18,764      $15,109
    Ratio of Total Expenses to
        Average Net Assets                       0.33%*        0.33%        0.32%        0.32%        0.32%        0.32%
    Ratio of Net Investment Income to
        Average Net Assets                       4.75%*        5.28%        5.28%        5.18%        5.64%        3.84%
=========================================================================================================================

*Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                          PRIME MONEY MARKET FUND INSTITUTIONAL SHARES
                                                                                YEAR ENDED NOVEMBER 30,
                                                    SIX MONTHS ENDED        --------------------------------   OCT. 28* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          MAY 31, 1999         1998         1997         1996   NOV. 30, 1995
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $1.00        $1.00        $1.00        $1.00          $1.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .025         .055         .054         .054           .005
    Net Realized and Unrealized Gain (Loss) on Investments        --           --           --           --             --
                                                             --------------------------------------------------------------
        Total from Investment Operations                        .025         .055         .054         .054           .005
                                                             --------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.025)       (.055)       (.054)       (.054)         (.005)
    Distributions from Realized Capital Gains                     --           --           --           --             --
                                                             --------------------------------------------------------------
        Total Distributions                                    (.025)       (.055)       (.054)       (.054)         (.005)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $1.00        $1.00        $1.00        $1.00          $1.00
===========================================================================================================================

TOTAL RETURN                                                   2.48%        5.61%        5.59%        5.49%          0.53%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                      $1,258       $1,143         $951         $910           $793
    Ratio of Total Expenses to Average Net Assets            0.15%**        0.15%        0.15%        0.15%        0.15%**
    Ratio of Net Investment Income to Average Net Assets     4.92%**        5.46%        5.44%        5.35%        5.65%**
===========================================================================================================================

 *Inception.

**Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                               FEDERAL MONEY MARKET FUND
                                                                                YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED       -----------------------------------------------------------
THROUGHOUT EACH PERIOD                     MAY 31, 1999         1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                          .023         .052         .052         .051         .056         .038
    Net Realized and Unrealized Gain (Loss)
        on Investments                               --           --           --           --           --           --
                                                ------------------------------------------------------------------------
        Total from Investment Operations           .023         .052         .052         .051         .056         .038
                                                ------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income          (.023)       (.052)       (.052)       (.051)       (.056)       (.038)
    Distributions from Realized Capital Gains        --           --           --           --           --           --
                                                ------------------------------------------------------------------------
        Total Distributions                       (.023)       (.052)       (.052)       (.051)       (.056)       (.038)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
=========================================================================================================================

TOTAL RETURN                                      2.37%       5.35 %        5.35%        5.26%        5.77%        3.82%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)         $4,743       $4,263       $3,495       $3,100       $2,637       $2,196
    Ratio of Total Expenses to
        Average Net Assets                       0.33%*        0.33%        0.32%        0.32%        0.32%        0.32%
    Ratio of Net Investment Income to
        Average Net Assets                       4.69%*        5.21%        5.22%        5.13%        5.61%        3.78%
=========================================================================================================================

*Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                              TREASURY MONEY MARKET FUND
                                                                                YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED       -----------------------------------------------------------
THROUGHOUT EACH PERIOD                     MAY 31, 1999         1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                          .022         .050         .050         .050         .053         .036
    Net Realized and Unrealized Gain (Loss)
        on Investments                               --           --           --           --           --           --
                                                ------------------------------------------------------------------------
        Total from Investment Operations           .022         .050         .050         .050         .053         .036
                                                ------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income          (.022)       (.050)       (.050)       (.050)       (.053)       (.036)
    Distributions from Realized Capital Gains        --           --           --           --           --           --
                                                ------------------------------------------------------------------------
        Total Distributions                       (.022)       (.050)       (.050)       (.050)       (.053)       (.036)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
=========================================================================================================================

TOTAL RETURN                                      2.19%        5.06%        5.10%        5.11%        5.47%        3.63%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)         $4,336       $3,942       $3,237       $2,917       $2,527       $2,056
    Ratio of Total Expenses to
        Average Net Assets                       0.33%*        0.33%        0.32%        0.32%        0.32%        0.32%
    Ratio of Net Investment Income to
        Average Net Assets                       4.34%*        4.94%        4.98%        4.99%        5.33%        3.59%
=========================================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Money Market Funds comprise the Prime Money Market Fund, Federal Money Market Fund, and Treasury Money Market Fund, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The Prime Money Market Fund invests in short-term debt instruments of companies primarily operating in specific industries; the issuers' abilities to meet their obligations may be affected by economic developments in such industries. The Federal Money Market Fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities. The Treasury Money Market Fund invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

       1. SECURITY VALUATION: Securities are valued at amortized cost, which approximates market value.

       2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

       3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities. Dividends from net investment income are declared daily and paid on the first business day of the following month.

       4. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, shareholder accounting, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At May 31, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:

---------------------------------------------------------------------------------------------------
                                      CAPITAL CONTRIBUTED       PERCENTAGE             PERCENTAGE
                                          TO VANGUARD          OF PORTFOLIO           OF VANGUARD'S
     MONEY MARKET FUND                        (000)             NET ASSETS           CAPITALIZATION
---------------------------------------------------------------------------------------------------
     Prime                                   $5,643                0.02%                   8.1%
     Federal                                    721                0.02                    1.0
     Treasury                                   665                0.02                    0.9
---------------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' custodian bank has agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended May 31, 1999, custodian fee offset arrangements reduced expenses by:

---------------------------------------------------------
                                        EXPENSE REDUCTION
    MONEY MARKET FUND                         (000)
---------------------------------------------------------
    Prime                                      $8
    Federal                                     2
    Treasury                                    4
---------------------------------------------------------

D. The Prime Money Market Fund offers two classes of shares, the Investor Shares and the Institutional Shares. Institutional shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor shares are offered to all other investors. Both classes of shares have equal rights as to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. For the six months ended May 31, 1999, class-specific expenses of the Investor Shares and Institutional Shares represented effective annual rates of 0.22% and 0.04%, respectively, of their average net assets. Income, expenses not attributable to a specific class, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

NOTICE TO SHAREHOLDERS ABOUT Y2K

As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH

Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.

       Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans--including provision for alternative providers where appropriate.

       On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO

We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.

       If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).

       Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
----------------------------------------------------------------------------------------------------------------
500 Index Fund                          Growth Index Fund*                      Tax-Managed Capital
Aggressive Growth Fund                  Health Care Fund                          Appreciation Fund*
Capital Opportunity Fund                Institutional Index Fund*               Tax-Managed Growth and
Convertible Securities Fund             International Growth Fund                 Income Fund*
Emerging Markets Stock                  International Value Fund                Tax-Managed Small-Cap Fund*
  Index Fund                            Mid-Cap Index Fund*                     Total International Stock
Energy Fund                             Morgan Growth Fund                        Index Fund
Equity Income Fund                      Pacific Stock Index Fund                Total Stock Market Index Fund*
European Stock Index Fund               PRIMECAP Fund                           U.S. Growth Fund
Explorer Fund                           REIT Index Fund                         Utilities Income Fund
Extended Market Index Fund*             Selected Value Fund                     Value Index Fund*
Global Equity Fund                      Small-Cap Growth Index Fund*            Windsor Fund
Gold and Precious Metals Fund           Small-Cap Index Fund*                   Windsor II Fund
Growth and Income Fund                  Small-Cap Value Index Fund*


BALANCED FUNDS
----------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                   LifeStrategy Growth Fund                STAR Fund
Balanced Index Fund                     LifeStrategy Income Fund                Tax-Managed Balanced Fund
Global Asset Allocation Fund            LifeStrategy Moderate                   Wellesley Income Fund
LifeStrategy Conservative                 Growth Fund                           Wellington Fund
  Growth Fund


BOND FUNDS
----------------------------------------------------------------------------------------------------------------
Admiral Intermediate-Term               Intermediate-Term Corporate Fund        Short-Term Corporate Fund*
  Treasury Fund                         Intermediate-Term Tax-Exempt Fund       Short-Term Federal Fund
Admiral Long-Term Treasury Fund         Intermediate-Term Treasury Fund         Short-Term Tax-Exempt Fund
Admiral Short-Term Treasury Fund        Limited-Term Tax-Exempt Fund            Short-Term Treasury Fund
GNMA Fund                               Long-Term Bond Index Fund               State Tax-Exempt Bond Funds
High-Yield Corporate Fund               Long-Term Corporate Fund                  (California, Florida,
High-Yield Tax-Exempt Fund              Long-Term Tax-Exempt Fund                 Massachusetts, New Jersey,
Insured Long-Term Tax-Exempt Fund       Long-Term Treasury Fund                   New York, Ohio, Pennsylvania)
Intermediate-Term Bond                  Preferred Stock Fund                    Total Bond Market Index Fund*
  Index Fund                            Short-Term Bond Index Fund


MONEY MARKET FUNDS
----------------------------------------------------------------------------------------------------------------
Admiral Treasury Money                  State Tax-Exempt Money Market           Tax-Exempt Money Market Fund
  Market Fund                             Funds (California, New Jersey,        Treasury Money Market Fund
Federal Money Market Fund                 New York, Ohio, Pennsylvania)
Prime Money Market Fund*


VARIABLE ANNUITY PLAN
----------------------------------------------------------------------------------------------------------------
Balanced Portfolio                      High-Grade Bond Portfolio               Money Market Portfolio
Diversified Value Portfolio             High Yield Bond Portfolio               REIT Index Portfolio
Equity Income Portfolio                 International Portfolio                 Short-Term Corporate Portfolio
Equity Index Portfolio                  Mid-Cap Index Portfolio                 Small Company Growth Portfolio
Growth Portfolio

*Offers Institutional Shares.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [GRAPHIC]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                    [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                    [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q302-07/21/1999

(C) 1999 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.